UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Prudential Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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January 8, 2016

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Prudential Bancorp, Inc.  The meeting will be held at Prudential Savings Bank's main office located at 1834 West Oregon Avenue, Philadelphia, Pennsylvania, on Tuesday, February 16, 2016 at 11:00 a.m., Eastern Time.

The Board of Directors unanimously recommends a vote "FOR" election of our three nominees for director for a three-year term expiring in 2019 and one nominee for a two-year term expiring in 2018, "FOR" the non-binding resolution to approve the compensation of our named executive officers and "FOR" ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided or vote over the Internet or by telephone, if available, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Prudential Bancorp, Inc. is sincerely appreciated.

                                   Very truly yours,

                                                                                                            Joseph R. Corrato
                                    President and Chief Executive Officer

PRUDENTIAL BANCORP, INC. 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	11:00 a.m., Eastern Time, Tuesday, February 16, 2016

PLACE	Prudential Savings Bank 1834 West Oregon Avenue Philadelphia, Pennsylvania

ITEMS OF BUSINESS
(1)      To elect three directors for a three-year term and one director for a two-year term and in each case until their successors are elected and qualified;
(2)      To adopt a non-binding resolution approving the compensation of our named executive officers;
(3)      To ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016; and
(4)      To transact such other business as may properly come before the meeting or at any adjournment thereof.
           We are not aware of any other such business.

RECORD DATE	Holders of Prudential Bancorp common stock of record at the close of business on December 18, 2015 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2015 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You are urged to vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or voting instruction form.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS
Philadelphia, Pennsylvania January 8, 2016

MEETING DIRECTIONS

From Points North and East:	From Points West:	From Points South:
Take I-76 West toward Camden/Philadelphia Take exit 349 PA 611 Turn right on Broad Street Turn left on West Oregon Avenue End at 1834 West Oregon Avenue	Take I-76 East/Schuykill Expressway East Take exit 347B Oregon/Passyunk Avenue Turn slight right on West Oregon Avenue End at 1834 West Oregon Avenue	Take I-95 North Take exit 13 PA 291, keep left to take PA 291 East ramp (Penrose Avenue) Turn left on South 20th Street Turn right on West Oregon Avenue End at 1834 West Oregon Avenue

PROXY STATEMENT
OF
PRUDENTIAL BANCORP, INC.

_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

General.  This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc., referred to as the "Company" or "Prudential Bancorp," the parent holding company of Prudential Savings Bank, referred to as "Prudential Savings" or the "Bank."  Our Board of Directors is soliciting proxies to be used at the Annual Meeting of Shareholders to be held at main office of Prudential Savings Bank, located at 1834 West Oregon Avenue, Philadelphia, Pennsylvania, on Tuesday, February 16, 2016 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about January 8, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 16, 2016.  This proxy statement and our 2015 Annual Report on Form 10-K are available through our website at www.prudentialsavingsbank.com under the "Investor Relations" Quick Link.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached notice of meeting consisting of the proposals to:

●	elect three directors for a three-year term expiring in 2019 and one director for a two-year term ending in 2018;
●	adopt a non-binding resolution approving the compensation of our named executive officers; and
●	ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

In addition, management may report on the performance of Prudential Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the annual meeting, December 18, 2015, are entitled to vote at the meeting. On the record date, we had 8,397,625 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  You may also vote over the Internet or by telephone by following the instructions on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors or the proposal to adopt the non-binding resolution approving the compensation of our named executive officers if you do not furnish instructions for each of such proposals.  You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered "broker non-votes."

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, proposal one, the election of directors, and proposal two, the adoption of the non-binding resolution approving the compensation of our named executive officers, are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card or vote over the Internet or by telephone before the annual meeting. Any earlier proxies will be revoked automatically.

●	Second, you may send a written notice to our Corporate Secretary, Ms. Regina Wilson, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the annual meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee on how to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR approval of the non-binding resolution to approve the compensation of our named executive officers and FOR ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The four nominees for director receiving the most "For" votes will be directors for a three-year term expiring in 2019, with respect to the three nominees for the three-year term, and a director for a two-year term expiring in 2018, with respect to the one nominee for the two-year term, and until their successors are elected and qualified.  The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for approval of the proposals to adopt the non-binding resolution approving the compensation of our named executive officers and to ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016. Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the proposals to and to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  Generally, one class is elected annually. At this annual meeting, you will be asked to elect three directors for a three-year term expiring in 2019 and one director for a two-year ending in 2018, and until their successors are elected and qualified in order to comply with the requirement set forth in the Articles that the classes be nearly equal in number as possible.  The need for the re-balancing of the classes was the result of the retirement of a director who was serving in the class of directors whose terms ended in 2018.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Balka, Fanelli, Pollack and Miller as directors.  No director is related to any other director or executive officer by blood, marriage or adoption.  Shareholders are not permitted to use cumulative voting for the election of directors.  Our Board of Directors has determined that Messrs. Fanelli, Hosier, Miller, Mulcahy and Pollack are independent directors as defined in the Nasdaq Stock Market listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why either of the nominees may not be able to serve as a director if elected.

Mr. Dennis Pollack was initially appointed to the Board of Directors in the class of directors whose term expires at this annual meeting of shareholders pursuant to an agreement entered into on August 29, 2014 with Seidman and Associates L.L.C., Seidman Investment Partnership, L.P., Seidman Investment Partnership II, L.P., Seidman Investment Partnership III, L.P., LSBK06-08, Broad Park Investors, CBPS, L.L.C., 2514 Multi-Strategy Fund, L.P., Veteri Place Corporation, Ms. Sonia Seidman, Mr. Lawrence B. Seidman and Mr. Pollack (collectively, the "Seidman Group"). Pursuant to the Agreement, Mr. Pollack was also appointed to the Board of Directors of Prudential Savings Bank for a similar term. Mr. Pollack's nomination to be re-elected to the Board of Directors was not pursuant to any arrangement or agreement.

During the term of the Agreement, which is scheduled to continue through the date of this annual meeting of shareholders held in 2016, the Seidman Group will not, among other things, solicit proxies in opposition to any recommendations or proposals of Prudential Bancorp's Board of Directors, initiate or solicit shareholder proposals or seek to place any additional representatives on our Board of Directors other than Mr. Pollack (or any replacement director), oppose any proposal or director nomination submitted by the Board of Directors to our shareholders, vote for any nominee to our Board of Directors other than those nominated or supported by the Board of Directors, seek to exercise any control or influence over the management of Prudential Bancorp or the Boards of Directors of Prudential Bancorp or Prudential Savings (although nothing in the Agreement prevents Mr. Pollack, from expressing his views to other members of the Board at duly convened meetings of the Boards of Directors), propose or seek to effect a merger or sale of Prudential Bancorp or initiate litigation against Prudential Bancorp. In addition, during the term of the Agreement, the Seidman Group has agreed to vote in favor of the Board of Directors' nominees for election or re-election as directors of Prudential Bancorp.

The following tables present information concerning our nominees for director and our continuing directors, all of whom also serve as directors of Prudential Savings Bank.  For Mr. Balka, the indicated period of service as a director includes service as a director of Prudential Savings Bank prior to the organization of the predecessor to Prudential Bancorp in 2004. Ages are reflected as of September 30, 2015.

Nominees for Director for Three-Year Terms Expiring in 2019

Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Jerome R. Balka, Esq.	Director. General Counsel of Prudential Savings. Partner, Reger, Rizzo & Darnall LLP, a law firm, Philadelphia, Pennsylvania, since April 2015; previously partner at Balka & Balka, a law firm, Philadelphia, Pennsylvania. President of Constitution Abstract Co., Inc., a title insurance company, Philadelphia, Pennsylvania, from September 2009 to November 2012. Mr. Balka serves as Prudential Savings' solicitor and brings substantial legal expertise, particularly with respect to real estate transactions, to the Board of Directors. Age 86.	2000

A. J. Fanelli	Director. Self-employed owner of a public accounting practice, Philadelphia, Pennsylvania. Mr. Fanelli brings substantial accounting knowledge to the Board of Directors as Chairman of the Audit Committee. Age 78.	2005

Dennis Pollack
Director. Chairman of the Board, Presilient Worldwide, Denver, Colorado, an information technology managed backup and infrastructure service provider, since 2011. Director, SI Financial Group, Inc. Willimantic, Connecticut, and its wholly owned subsidiary, Savings Institute Bank and Trust Company, since February 2015; previously served as a director of TF Financial, Inc., Newtown, Pennsylvania, from January 2012 until October 2013; also served as Chief Operating Officer of Paulson & Co., New York, New York, a hedge fund, from 2003-2006 and as President and Chief Executive Officer of the Connecticut Bank of Commerce from 1997-2000 as well as The Savings Bank of Rockland County from 1989-1996.

Mr. Pollack brings to the Board the benefit of his substantial experience as president, chief executive officer and director of community banking organizations as well as significant knowledge of community bank lending. Age 65.
		2014

	Nominee for Director for Two-Year Term Expiring in 2018

Bruce E. Miller	Director. President, Imaging Management Associates, operator of five magnetic resonance imaging centers located in Philadelphia, Pennsylvania and Chester and Delaware Counties, Pennsylvania since 2000. Mr. Miller brings significant business experience to the Board as a result of his successful operation of a number of small businesses as well as extensive knowledge of the local market area in which the Bank operates. Age 54.	2013

The Board of Directors recommends that you vote FOR election of our nominees for director.

Members of the Board of Directors Continuing in Office

Name	Directors Whose Terms Expire in 2017 Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Joseph R. Corrato
Director. President of Prudential Bancorp and Prudential Savings since July 1, 2015 and President and Chief Executive Officer of Prudential Bancorp and Prudential Savings since October 1, 2015; previously, Executive Vice President and Chief Financial Officer of Prudential Bancorp from 2004 until June 30, 2015 and of Prudential Savings from 1997 until June 30, 2015.  Mr. Corrato joined Prudential Savings in 1978 and served in a variety of positions including Treasurer and Controller prior to becoming Executive Vice President in 1997.

Mr. Corrato brings the benefit to the Board of Directors of both his extensive financial knowledge as well as his significant management expertise developed through his service with Prudential Savings for more than 30 years.  Age 54.
		2011

Francis V. Mulcahy	Director. Residential real estate appraiser and broker, Media, Pennsylvania. Mr. Mulcahy brings substantial knowledge of the local real estate market to the Board of Directors. Age 82.	2005

Name	Directors Whose Terms Expire in 2018 Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

John C. Hosier	Director. Commercial Lines Account Executive with Montgomery Insurance Services, Inc., Media, Pennsylvania since 1986, and Commercial Lines Manager of its affiliate, Allman and Company, Inc., Fort Washington, Pennsylvania since 2007, two full-service insurance agencies. Mr. Hosier brings significant commercial business experience as well as knowledge of the local insurance market to the Board of Directors. Age 51.	2009

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2015, the Board of Directors of Prudential Bancorp met 17 times, including special meetings. No director of Prudential Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees.  The Board of Directors of Prudential Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Each of the committees operates in accordance with a written charter which is available on our website at www.prudentialsavingsbank.com.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Nominating and Corporate Governance	Compensation	Audit
A. J. Fanelli	**	*	**
John C. Hosier	*	*	*
Bruce E. Miller	*	*	*
Francis V. Mulcahy	*	**	*
Dennis Pollack			*
___________________
*        Member
**      Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors Prudential Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of five directors, each of whom is an independent director as defined in the Nasdaq Stock Market listing standards and the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that none of the members of the Audit Committee meet the definition of Audit Committee financial expert, as such term is defined in the rules of the Securities and Exchange Commission.  However, we believe it is important to note that while no one individual member of the Audit Committee has been determined to meet the technical requirements to be an Audit Committee financial expert, each of the members has had significant involvement in financial matters. The Audit Committee met 11 times in fiscal 2015.

Compensation Committee.  It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Prudential Bancorp's compensation and incentive arrangements for management.  No member of the Compensation Committee is a current or former officer or employee of Prudential Bancorp, Prudential Savings Bank or any subsidiary and all members are independent as defined in the Nasdaq Stock Market listing standards.  Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Compensation Committee held eight meetings in fiscal 2015 to consider management compensation matters.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification.  Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Nominating and Corporate Governance Committee met once in fiscal 2015.

Board Leadership Structure

Mr. Joseph R. Corrato serves as our President and Chief Executive Officer and Mr. Bruce E. Miller serves as Chairman of the Board.  The board of directors has determined that that separation of the offices of Chairman of the Board and President enhances board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the board of directors in its fundamental role of providing independent oversight and advice to management.  Mr. Miller is an independent director under the rules of the Nasdaq Stock Market.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks that Prudential Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

One of our current senior executive officers, Mr. Corrato, serve on our Board of Directors.  Other members of our senior management regularly attend meetings of the Board of Directors and are available to address any questions or concerns raised by the Board of Directors on risk management or other matters.  Prudential Savings Bank has established an Asset-Liability Committee, a Loan Quality Committee and an Investment Committee composed of members of senior management, including Mr. Corrato.  The independent directors work together to provide strong, independent oversight of Prudential Bancorp's management and affairs.

Directors' Attendance at Annual Meetings

Directors are expected to attend the Annual Meeting of Shareholders absent a valid reason for not doing so. All but one of our directors, who had a valid reason, attended the Annual Meeting of Shareholders held in February 2015.

Directors' Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during fiscal year 2015.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
Jerome R. Balka, Esq.	$39,400	$122,300	$137,400	$38,863	$337,963
A. J. Fanelli	69,200	122,300	137,400	--	328,900
John C. Hosier	61,900	122,300	137,400	--	321,600
Bruce E. Miller	60,100	122,300	137,400	--	319,800
Francis V. Mulcahy	67,600	122,300	137,400	--	327,300
Dennis Pollack	39,550	122,300	137,400	--	299,250
__________________
(1)	Represents the aggregate grant date fair value of the restricted stock and options granted to non-employee directors pursuant to the 2014 Stock Incentive Plan ("2014 SIP"). Each non-employee director was granted 10,000 shares of restricted stock and options to purchase 30,000 shares of common stock at an exercise price of $12.23 per share. The options and restricted stock vests pro rata over five years commencing on the first anniversary of the date of grant on February 18, 2015.

(2)	Represents for Mr. Balka $38,863 paid to him for additional legal services provided to the Bank.

We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp.  For fiscal 2015, members of Prudential Savings' Board of Directors received an annual retainer of $28,200.  Members also received $2,350 per special meeting attended.  For fiscal 2015, members of the Audit Committee, Executive Committee (other than Mr. Corrato) and the Compensation Committee received fees of $900 per meeting attended.  As Chairman of the Audit Committee, Mr. Fanelli received an annual retainer of $10,000 in fiscal 2015, which will remain the same for fiscal 2016. As Chairman of the Compensation Committee, Mr. Mulcahy received an annual retainer of $7,500 in fiscal 2015 and will receive the same amount in fiscal 2016. Board fees are subject to periodic adjustment by the Board of Directors.  For fiscal 2016, the annual retainer, special meeting fees and committee meeting fees will remain the same as for fiscal 2015.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp's Compensation Committee.  Messrs. Fanelli, Hosier, Miller and Mulcahy, who is the Committee's Chairman, currently serve as members of the Compensation Committee.

No person who served as a member of the Compensation Committee during fiscal 2015 was a current or former officer or employee of Prudential Bancorp or Prudential Savings or engaged in certain transactions with Prudential Bancorp or Prudential Savings required to be disclosed by regulations of the Securities and Exchange Commission.  Additionally, there were no Compensation Committee "interlocks" during fiscal 2015, which generally means that no executive officer of Prudential Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of Prudential Bancorp's Compensation Committee.

Director Nominations

Recommendations for nominations of persons to serve as directors of Prudential Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are approved by the entire Board.  The Board of Directors adopted a written charter of the Nominating and Corporate Governance Committee which is available on our website at www.prudentialsavingsbank.com.  The charter sets forth certain criteria the committee may consider when recommending individuals for nomination including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;

o	relevant technical skills;

o	industry knowledge and experience;

o	financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission);

o	local or community ties; and

●	minimum individual qualifications, including:

o	strength of character;

o	mature judgment;

o	familiarity with our business and industry;

o	independence of thought; and

o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Executive Officers Who Are Not Also Directors

Set forth below is certain information with respect to current executive officers of Prudential Bancorp and its subsidiaries who are not directors.  Ages are reflected as of September 30, 2015.

Name	Age and Principal Occupation During the Past Five Years

Jeffrey T. Hanuscin
Vice President and Controller of Prudential Bancorp since June 2013 and Prudential Savings since May 2013.  Prior thereto, Mr. Hanuscin served as Senior Vice President, Chief Financial Officer and Treasurer of Nova Bank, Berwyn, Pennsylvania from April 2008 to October 2011. Age 51.

Anthony V. Migliorino
Executive Vice President and Chief Operating Officer of Prudential Savings since September 2015; from July 2015 until September 2015 served as Senior Vice President-Retail Business Development Officer. From September 2000 to September 2014, Mr. Migliorino served in various positions at Sterling National Bank, New York, New York, including Senior Vice President of Branch Banking. Prior to 2000, Mr. Migliorino served as a senior officer at several financial institutions including Stissing National Bank, Pine Plains, New York and Savings Bank of Rockland County, Spring Valley, New York.

Jack E. Rothkopf
Senior Vice President, Chief Financial Officer and Treasurer of Prudential Bancorp and Prudential Savings since June 2015 and Prudential Savings since April 2013; Senior Vice President and Treasurer of Prudential Bancorp from June 2013 until June 2016 and of Prudential Savings from April 2013 until June 2015; from January 2006 to April 2013, served as Vice President and Controller.  Prior thereto, Mr. Rothkopf served as Assistant Vice President of Popular Financial Holdings, Marlton, New Jersey from October 2000 to January 2006.  Age 52.

Douglas J.R. Smith
Senior Vice President and Chief Lending Officer of Prudential Savings since August 2015; previously served as Executive Vice President and Chief Credit Officer of Noah Bank, Elkins Park, Pennsylvania from June 2011 until January 2015; prior to June 2011, served as Executive Vice President and Chief Credit Officer, Royal Bank America, Narberth, Pennsylvania, from December 2007 until June 2011; prior thereto served as Senior Vice President-Chief Lending Officer of First Penn Bank, Philadelphia, Pennsylvania, from November 2005 until December 2007; between 1981 and 2005, served either as the Chief Lending Officer or Chief Credit Officer at several insured depository institutions.  Age 68.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Prudential Bancorp's audited financial statements with management.  The Audit Committee has discussed with Prudential Bancorp's independent registered public accounting firm, S.R. Snodgrass, P.C., the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees" (AICPA, Professional Standards, Vol. 1. AU Section 380), as amended by SAS No. 90, "Audit Committee Communications" as adopted by the Public Company Accounting Oversight Board in Rule 3526.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding S.R. Snodgrass, P.C.'s communications with the Audit Committee concerning independence and has discussed with S.R. Snodgrass, P.C., their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Prudential Bancorp's Annual Report on Form 10-K for fiscal year 2015 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
A. J. Fanelli, Chairman
John C. Hosier
Bruce E. Miller
Francis V. Mulcahy
Dennis Pollack

MANAGEMENT COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Philosophy and Program.  Our compensation philosophy is to provide compensation to our executive officers that is competitive in the marketplace and provides elements of both reward and retention in order to attract and retain qualified and experienced officers.  The compensation of our executive officers, including the various components of such compensation, is determined by our Compensation Committee.  The Committee consists solely of non-employee directors who meet all applicable requirements to be independent of management.  In addition, the Committee in the past has used one or more independent outside consulting firms that provide information regarding the compensation paid by a developed peer group, as described below.

When setting the compensation of our executive officers, the Committee generally targets compensation which is comparable with our peer group with respect to each of our components of compensation.  The compensation we provide to our executive officers primarily consists of the following:

●	annual base salary,

●	annual cash bonuses,

●	periodic grants of stock options and restricted stock awards, and

●
other forms of compensation as approved by the Board of Directors, as appropriate, consisting principally of participation in employee tax-qualified retirement plans including a defined benefit retirement plan, a profit-sharing plan and employee stock ownership plan, and, medical, dental, life and related insurance programs.

Since our mutual holding company reorganization in 2005 and our second-step conversion to a fully public holding company in 2013, we have implemented various stock option, restricted stock and stock incentive plans in order to more closely align the interests of our directors and executive officers with our shareholders.  Each of these plans were approved by our shareholders.  Grants of stock options and grants of restricted stock to our executive officers and directors are made periodically both as a reward for past service as well as to provide an incentive for future performance.

We also provide all of our employees, including our executive officers, with tax-qualified retirement benefits through an employee stock ownership plan (the "ESOP"), a profit sharing 401(k) plan and a defined benefit retirement plan. We also offer various fringe benefits to all of our employees, including our executive officers, on a non-discriminatory basis, including group policies for medical, dental, life, disability and accidental death insurance.  Certain of our executive officers are provided automobiles. In addition, we have entered into split dollar life insurance agreements with our executive officers. The Committee believes such benefits are appropriate and assist such officers in fulfilling their employment obligations.

Independent Compensation Committee.  The Committee, composed entirely of independent directors, administers the Company's executive compensation program.  The members of the Committee, Messrs. Francis V. Mulcahy (Chairman), A.J. Fanelli, John C. Hosier and Bruce E. Miller, meet all of the independence requirements under applicable laws and regulations, including the listing requirements of the Nasdaq Stock Market. None of the members is a current or former officer or employee of the Company or any of its subsidiaries or has any separate business relationship with the Company. The role of the Committee is to oversee the Company's compensation and benefit plans and policies, administer its stock benefit plans (including reviewing and approving equity grants to executive officers) and review and approve annually all compensation decisions relating to executive officers, including those for the President and Chief Executive Officer, the Chief Financial Officer and the other executive officers named in the Summary Compensation Table (the "named executive officers").

The Compensation Committee is committed to high standards of corporate governance, as embraced most notably in the Sarbanes-Oxley Act of 2002 and the various regulations implementing that statute. The Compensation Committee's Charter reflects the foregoing responsibilities and commitment, and the Committee and the Board periodically review and revise the Charter. The full text of the Compensation Committee Charter is available on our website at www.prudential savingsbank.com under the "Investor Relations" tab. The Committee's membership is determined by the Board. The Committee held eight meetings in fiscal 2015.

The Compensation Committee adheres to sound governance principles and practices. The Committee has typically exercised exclusive authority over the compensation paid to Company executives, including not only the amount and type of awards granted to executives under our stock option and restricted stock plans, but also on the issues of executive salaries, bonuses, retirement and severance arrangements, and other benefits. As a matter of philosophy, the Company and the Committee have been committed to creating a compensatory structure for executives that is simple and readily comprehensible to investors. The types of compensation we offer our executives remain within the traditional categories: salary, short and long-term incentive compensation (discretionary cash bonus and stock-based awards), standard executive benefits, and retirement and severance benefits. The Company does not provide executives with excessive or exotic perquisites. It also does not make loans to executives or their families or families' businesses, other than those made in the ordinary course of the Bank's business and on substantially the same terms as those prevailing at the time for comparable transactions with other persons in accordance with applicable federal banking regulations. We do not permit our executives to receive any income or gain from affiliated transactions or arrangements with the Company, a major concern addressed by recent corporate governance laws and regulations.

The Committee recognizes the importance of maintaining sound principles for the development and administration of compensation and benefit programs, and has taken steps in recent periods to enhance the Committee's ability to effectively carry out its responsibilities as well as enhance the link between executive pay and performance. Examples of actions that the Committee has taken include (i) aligning compensation structures based on targeting average competitive pay of peer groups, and (ii) aligning the relative mix of stock options and restricted stock awards to increase the importance of long-term incentives.

General Compensation Philosophy. The Committee believes that compensation paid to executive officers should be closely aligned with the performance of the Company on both a short-term and long-term basis, and that such compensation should assist the Company in attracting and retaining key executives critical to its long-term success. The compensation of executive officers is structured to ensure that a significant portion of an executive's compensation will be directly related to the Company's corporate performance and other factors that directly and indirectly influence shareholder value.  To that end, it is the view of the Board that the total compensation program for executive officers should consist of the following:

●	Salaries;
●	Annual cash bonus awards;
●	Long-term incentive compensation consisting of a mixture of stock options and restricted stock awards; and
●	Certain other benefits.

The overriding philosophy in setting corporate goals is to both create an executive compensation program that will attract, motivate and retain qualified and experienced officers as well as to ensure that the interests of senior management are aligned with the interests of shareholders. The Compensation Committee reviews the overall compensation of each named executive officer to determine the appropriateness of the level of overall compensation as well as the amount for each element of that compensation based upon the performance of the individual employee and the performance of the Company. The Company is rewarding the executives in each element and in total compensation based upon industry metrics gathered for the Compensation Committee by an independent outside consultant, Meyer-Chatfield Compensation Advisors ("Meyer-Chatfield").  In addition, during fiscal 2015, in connection with the development and adoption of a new omnibus equity compensation plan, the Compensation Committee engaged Meridian Compensation Partners, LLC ("Meridian").  The Compensation Committee generally intends to set total compensation levels at within a range of between 85% and 115% of the 75th percentile (based upon a review of the particular executive and his or her respective performance) as compared to the peer group in the compensation report. In addition, the Compensation Committee considered Meridian's review of grant levels of equity awards under the 2014 SIP in connection with the initial grants thereunder made in February 2015. Meridian's review analyzed equity grant practices at institutions that had recently undergone second-step mutual holding company conversions. The equity grant practices that have developed with regard to institutions that have undergone mutual-to-stock conversions are unique and in large part a function of the regulatory framework in which the stock benefit plans adopted by these institutions must be developed and operate. The Committee believes that, over time, the financial performance of the Company is reflected in the value of its stock and that internal results, such as financial performance, and external results, such as stock price, ultimately move in a complementary fashion.

The financial performance of the Company on a period-to-period basis is the major factor considered by the Compensation Committee when it determines salary adjustments and discretionary cash bonuses. The Committee uses these elements of compensation to incentivize executives to achieve continuous, near-term results. Executives' stock-based compensation, on the other hand, is focused on achievement of long-term success. As is true of most publicly traded entities, the Company's stock performance fluctuates over time, typically more so than does our financial performance.  However, over time, the Committee believes that the return to shareholders investing in our stock, including dividend payout, is a good indicator of corporate performance. Stock-based awards are thus a way to link executive compensation to long-term performance.

In fiscal 2015, the Company granted stock options and restricted stock award to employees and executive officers which vest pro rata over five years pursuant to the 2014 SIP which was structured to comply with regulatory requirements governing stock benefit plans adopted by recently converted institutions. This structure reinforces the executive's incentive to seek long-term growth in stock value through strong corporate performance. In addition, the Company has never re-priced stock options downward or exchanged new lower priced options for outstanding higher priced options.

In determining the overall amounts and types of executive compensation, the Committee weighs personal factors as well, including commitment, leadership, teamwork and community involvement. We also consider executive compensation practices of our competitors and peers.

The Role of the Compensation Consultants. For fiscal 2015, the Company engaged Meyer-Chatfield, an independent executive compensation consulting firm, to assist the Compensation Committee in setting executive compensation levels. In addition, the Compensation Committee also engaged Meridian to assist in the development of the 2014 SIP, to review and analyze equity grant practices of other institutions that had undergone second-step mutual-to-stock conversions with respect to the initial plans adopted subsequent to the completion of the conversion, and to assist in determining the level of the initial grants under the 2014 SIP. Neither Meyer-Chatfield nor Meridian provided any other services to the Company and worked with the Company's management only on matters for which the Compensation Committee is responsible. Meyer-Chatfield was engaged to review our total compensation practices, including base salary, total cash compensation (salary plus bonus), long-term incentive compensation and total direct compensation, to compare it with a group of bank and thrift institutions similar in size and financial performance to the Company and to make recommendations regarding executive compensation. The Committee considered Meyer-Chatfield's review of compensation levels in establishing the compensation amounts for fiscal 2015 for the named executive officers in September 2014. The Compensation Committee considered Meridian's review of grant levels of equity awards under the 2014 SIP in connection with the initial grants thereunder made in February 2015.

The Role of Peer Companies and Benchmarking.  Peer group benchmarking was used as one factor by the Compensation Committee in making compensation decisions for fiscal 2015 at the September 2014 meeting.  With the assistance of Meyer-Chatfield, the Compensation Committee identified a group of peer companies to use for compensation comparison purposes.  In determining the peer group with Meyer-Chatfield's assistance, the Compensation Committee selected 28 publicly-traded bank and thrift holding companies located throughout Pennsylvania, New York, New Jersey and Maryland with assets between $267 million and $1.1 billion. The peer group used in September 2014 was as follows:

1st Constitution Bancorp	Fox Chase Bancorp, Inc.
Alliance Bancorp, Inc. of Pennsylvania	Greene County Bancorp, Inc. (MHC)
Bancorp of New Jersey, Inc.	Harleysville Savings Financial Corporation
BCS Bancorp, Inc.	Malvern Bancorp, Inc.
Carver Bancorp, Inc.	Mid Penn Bancorp ,Inc.
CC FNB Bancorp, Inc.	Norwood Financial Corp.
Citizens Financial Services, Inc.	Parke Bancorp , Inc.
Colonial Financial Services, Inc.	Polonia Bancorp, Inc.
DNB Financial Corporation	QNB Bancorp, Inc.
Dimeco, Inc.	Republic First Bancorp, Inc.
Embassy Bancorp, Inc.	Stewardship Financial Corporation
ENB Financial Corp.	TF Financial Corporation
Fidelity D&D Bancorp, Inc.	Two River Bancorp
First Keystone Corporation	Unity Bancorp, Inc.

The Compensation Committee considers information developed by Meyer-Chatfield from the public peer group, published survey date and other relevant information making its compensation determinations for executive officers. The Compensation Committee uses information drawn from the public peer group in making base salary determinations that are commensurate with the Company's compensation program objectives. However, the Compensation Committee does not set compensation components to meet specific benchmarks but does seek to have compensation levels full within the targeted ranges.

Role of Executive Officers and Management.  The Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for executive officer compensation.  These recommendations are then considered by the Committee. The Chief Executive Officer attends certain Committee meetings but is not present for the executive sessions or for any discussion of his own compensation.

Tax Deductibility of Pay. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1.0 million on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1.0 million limitation for performance-based compensation meeting certain requirements. Stock options are performance-based compensation meeting those requirements and, as such, are fully deductible. Service-based only restricted stock awards are not considered performance-based compensation under Section 162(m) of the Code.

To date, Section 162(m) has not affected the ability of the Company to deduct the expense of the executive compensation paid. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy requiring all compensation to be deductible.

Base Salaries. We provide named executive officers and other employees with a base salary to compensate them competitively for services rendered during the year. Base salary ranges for named executive officers are determined for each employee based on his or her position and responsibility, performance and compensation levels paid by our peers to executives in similar positions. The Compensation Committee targets base salaries to fall within a range of 85% to 115% of the market median (50th percentile) and structures incentive and total compensation to fall within a range of 85% to 115% of the 75th percentile of market. Merit increases normally take effect in October of each year, the beginning of the Company's fiscal year.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	the financial condition and results of operations of the Company;
●	individual performance of the executive;
●	internal review of the executive's compensation, both individually and relative to other officers;
●	Peer and market data; and
●	qualifications and experience of the officer.

Base salaries are reviewed annually and adjusted from time to time to align salaries with market levels after taking into account individual responsibilities, performance, experience and overall compensation. For fiscal 2015, the Compensation Committee determined the salaries of senior and executive officers should increase by 0.0% to 4.0% with the base salary of the named executive officers Fratanduono, Rothkopf and Hanuscin being increased by 3.0%, 3.0% and 4.0%, respectively. Neither Mr. Vento's nor Mr. Corrato's base salaries were increased for fiscal 2015. In May 2015, the Company announced the impending retirement of the then President and Chief Executive Officer, Thomas A. Vento, and the appointment of his successor, Joseph R. Corrato, the then Executive Vice President and Chief Financial Officer.  Pursuant to Mr. Vento's transition to retirement, Mr. Corrato assumed the Presidency on July 1, 2015 and became the Chief Executive Officer on October 1, 2015.  In view of Mr. Corrato's increased responsibilities, the Compensation Committee increased his salary by $12,000, effective July 1, 2015. In addition, in connection with Mr. Vento's transition to retirement, his base salary for service as an officer was reduced by 50% for the period July 1, 2015 to September 30, 2015 and ceased as of October 1, 2015; subsequent to September 30, 2015, he was compensated in his role as Chairman of the Board of the boards of directors of the Company and the Bank.  Mr. Vento retired from the boards of directors of the Company and the Bank in December 2015.  In addition, Mr. Fratanduono resigned effective July 1, 2015.

Bonuses.  Traditionally a discretionary cash bonus for eligible employees, including executive officers, has been determined on an annual basis and generally paid in December of each year for the prior fiscal year ended September 30th.  The amount of the aggregate bonus pool was based on the Committee's assessment of the Company's overall performance while the individual bonus awards were based on salary and length of service with a service multiplier ranging from .5 to 4.0 based on length of employment and position. Due to the Company's performance in fiscal 2015, the Compensation Committee determined to not award any bonuses. In addition, in September 2015, the Compensation Committee adopted the structure of a more formal bonus plan which is performance-based. The purpose of the plan is to enhance performance consistent with the Bank's corporate strategic goals. The plan's focus will be on both the achievement of near-term performance results as well as the amount of progress obtained toward the achievement of the Bank's long-term objectives. The plan will be structured to strengthen the link between performance and pay by delivering bonuses based on measurable goals for the Bank and the individual participant.

Long-Term Compensation. The long-term incentive compensation portion of the Company's compensation program consists of grants of stock options and restricted stock awards under the Company's 2008 Stock Option Plan (the "2008 SOP"), the 2008 Recognition and Retention Plan (the "2008 RRP" and collectively (the "2008 Equity Plans") and the 2014 SIP (collectively, the "Equity Plans") These grants and awards are designed to provide incentives for long-term positive performance by the executive and other senior officers and to align their financial interests with those of the Company's shareholders by providing the opportunity to participate in any appreciation in the stock price of the Company's common stock which may occur after the date of grant of stock options or restricted stock awards.

Under the Equity Plans, the Compensation Committee has discretion in determining grants of stock options and restricted stock awards to executive officers, including the timing, amounts and types of awards. The level of an individual's grants typically has been based in large on the officer's position within the organization, length of service and his or her individual performance.

The exercisability of options and the vesting of restricted stock awards generally depend upon the executive officer continuing to render services to the Company.  In addition, although not granted to date, the Company's 2008 RRP and 2014 SIP provide that stock awards may be made based upon specified performance goals. All options granted under the Company's stock option plans must have an exercise price at least equal to the market value of the common stock on the date of grant. Options may be exercised only for a limited period of time after the optionee's departure from the Company in most cases. Under the terms of the Equity Plans, the grants cannot vest more rapidly than 20% per year except in certain specified circumstance, such as the death or disability of the award holder or in the event of a change in control (as defined in the Equity Plans) of the Company. To date, all the awards have been granted with five year vesting schedules.

The Compensation Committee initially made grants of stock options and restricted stock awards to directors and officers, including executive officers, pursuant to the 2008 Equity Plans in January 2009. The awards were consistent with equity award practices at recently converted financial institutions. In setting the option and restricted stock grant levels, the Compensation Committee had the assistance of an independent compensation consultant. Until January 2013, no additional equity awards were made to executive officers. In January 2013, small grants of options and restricted stock awards were made to officers, including the executive officers, with no additional grants until February 2015 except for small grants to newly hired officers. The Compensation Committee granted stock options and restricted stock awards to directors and officers, including to each named executive officer, in February 2015 pursuant to the recently adopted 2014 SIP. Consistent with the practice used with respect to the 2008 Equity Plans, the Compensation Committee, with the assistance of Meridian, followed equity award practices for institutions that have recently undergone second-step conversions. This normally involves larger grants but ones which vest over a longer period (five years or more) than is typical with respect to companies that have developed a practice of annual equity grants. In awarding grants, one of the factors considered was the performance of the individual involved. All of the awards granted vest pro rata over five years starting on the first anniversary of the grant with 20% per year vesting thereafter on each subsequent anniversary date. The grants complied with the regulatory framework imposed on such plans by the regulations governing mutual-to-stock conversions.

The named executive officers were granted the following number of stock options in February 2015, primarily under the 2014 SIP: Mr. Vento, 110,000 shares, Mr. Corrato, 75,000 shares, Messrs. Fratanduono and Rothkopf, 50,000 shares each, and Mr. Hanuscin, 10,000 shares. Under the Company's 2014 SIP, the Compensation Committee is also authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award are in the form of restricted stock which vests upon such terms and conditions as established by the Committee.  The Committee determines which officers and key employees will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award.  In February 2015, the Company granted 60,000 shares of restricted stock to Mr. Vento, 30,000 shares of restricted stock to Mr. Corrato, 15,000 shares to each of Messrs. Fratanduono and Rothkopf and 5,000 shares to Mr. Hanuscin. The restricted stock vests at the rate of 20% per year starting the first anniversary of the grant. As noted above with regard to the options grants, the grants of restricted stock reflected not only the equity grant practice that has developed with respect to recently converted institutions but also the regulatory construct in which such practices must operate. As a result of Mr. Fratanduono's resignation effective July 1, 2015, all of the options and restricted stock awards granted to him in February 2015 were forfeited (as well as all unvested options and restricted stock awards granted to him under the 2008 Equity Plans).

Additional Components of Executive Compensation.  The Bank has also entered into employment agreements with Messrs. Corrato and Rothkopf and a change-in-control severance agreement with Mr. Hanuscin. The Bank has entered into employment agreements and change-in-control agreements with other officers as well. Mr. Vento had an employment agreement with the Bank which was superseded by his entry into a retirement and transition agreement in May 2015 in connection with the announcement of his impending retirement. Mr. Fratanduono also had an employment agreement which was terminated upon his resignation effective July 1, 2015. The purpose of the employment and change in control severance agreements is to retain for the benefit of the Bank (and indirectly the Company) the talents of highly skilled officers who are integral to the development and implementation of the Bank's business.  Such agreements, as discussed below, provide for termination benefits in the event of such executives' termination or in the event of the occurrence of certain events.  The severance payments provided by the agreements are intended to align the executive officers' and the shareholders' interests by enabling executive officers to consider corporate transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether the transactions may jeopardize the executive officers' own employment or impose financial hardship on him or her. The grounds under which severance payments are triggered in the employment and change in control agreements are similar to or the same as those included in many employment agreements for senior executive officers of comparable financial institutions.

Employment Agreements.  The Bank entered into amended and restated employment agreements in May 2013 with Messrs. Vento and Corrato as well as an employment agreement with Mr. Rothkopf. The Bank also entered into an amended and restated employment agreement in April 2014 with Mr. Fratanduono. As a result of the appointment of Mr. Rothkopf as the Company's and the Bank's Chief Financial Officer effective July 1, 2015, his employment agreement was amended and restated in June 2015 to reflect his additional responsibilities and to increase the severance benefits provided to him as described below. In addition, as a result of Mr. Vento's determination to retire, the Company, the Bank and Mr. Vento entered into a retirement and transition agreement in May 2015 that superseded his employment agreement. In connection with Mr. Vento's transition to retirement, Mr. Corrato was appointed President, effective July 1, 2015, and Chief Executive Officer, effective October 1, 2015. In connection with Mr. Corrato becoming Chief Executive Officer, he entered into an amended employment agreement effected October 1, 2015 which addressed the change in Mr. Corrato's responsibilities and increased the term of his employment agreement from two to three years. Also, as a result of Mr. Fratanduono's resignation, effective July 1, 2015, his employment agreement was terminated and of no further force and effect. In November 2015, both Mr. Corrato and Mr. Rothkopf entered into amendments to their employment agreements pursuant to which they voluntarily agreed to 20% and 10%, respectively, reductions in their base salaries as part of a management developed cost containment program being implemented by the Company.

The employment agreements have a term of three years, with respect to Mr. Corrato (previously it was for a two year term), and two years, with respect to Mr. Rothkopf with the initial terms expiring, if the agreements are not extended, on December 31, 2017 and December 31, 2016, respectively. The term is extended annually for one year on each December 31st starting December 31, 2015 unless either the Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended.  The agreements are automatically extended for one year upon a change in control. The terms of the employment agreements provide for an initial annual base salary, which is reviewed annually by the Compensation Committee Board of Directors.  The executives are also entitled to participate in the Company's benefit plans and programs and receive reimbursement for reasonable business expenses.  Each of the employment agreements is terminable with or without cause by the Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good reason, as defined in the agreements and which includes a material change in the officer's position, salary or entities without the officer's consent, or termination by the Bank for cause, disability, retirement or death.

In the event that the executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Bank or the employment agreement is terminated by the Bank other than for cause, disability, retirement or death, Messrs. Corrato and Rothkopf will be entitled to (i) the payment of two times their respective average annual cash compensation (salary and cash bonuses) based upon the five calendar years preceding the date of termination as cash severance, (ii) the maintenance until the earlier to occur of the passage of two years from the date of termination or until the executive's full time employment with another employer (which provides substantially similar benefits), of the executive's continued participation in all group insurance, life insurance, health, dental and accident insurance and disability insurance plans at no cost to the officer and (iii) a lump sum cash payment equal to the projected cost of providing the executive with benefits for two years pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which the executive was entitled to participate. In the event the executive's continued participation in any group insurance plan is barred or would trigger the payment of an excise tax under Section 4980D of the Code, or if any such group insurance plan is discontinued, then the Bank shall either (1) provide substantially similar benefits under an alternative plan or (2) pay a lump sum cash amount to the executive equal to the projected cost of providing continued coverage to the executive until the two-year anniversary of the executive's date of termination.

In the event that the executive's employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment (i.e., good reason) following a change in control, as defined, the executive will be entitled to a cash severance payment equal to three times (Mr. Corrato), or two times (Mr. Rothkopf) their respective average annual cash compensation, the maintenance, as described above, of the group insurance plans for three years (Mr. Corrato ) or two years (Mr. Rothkopf), respectively, or until the executive's full-time employment with another employer that provides similar benefits plus the aforementioned lump sum cash payment for the projected cost of providing the other employee benefits as noted above until the third anniversary (Mr. Corrato) or second anniversary (Mr. Rothkopf) of the executive's termination.

The employment agreements provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes.  Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred.  Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

The Bank has entered into employment agreements with certain other officers who are not deemed to be the executive officers. Such agreements are substantially identical to the agreement with Mr. Rothkopf. For a description of potential payments under the employment agreements in the event of a termination of Messrs. Corrato's and Rothkopf's employment, see "- Potential Payments Upon Termination of Employment or a Change in Control."

Change in Control Agreements.  The Bank entered into a change in control severance agreement in May 2015 with Mr. Hanuscin. The change in control agreement is intended to assist the Bank (and indirectly the Company) in maintaining a stable and competent management base. The change in control severance agreement has a term of two years with the initial term ending December 31, 2016 if the agreement is not extended. The term is extended annually for one year on each December 31st starting December 31, 2015 unless either the Bank or Mr. Hanuscin gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended. The agreement automatically extends for one year upon a change in control.

Mr. Hanuscin's agreement provides that in the event of an involuntary termination of employment without cause and other than for retirement, death or disability following a change in control (including a termination by the executive for "good reason," which includes a material change in the executive's position, salary or duties without his consent), Mr. Hanuscin will be entitled to (i) the payment of one times his average annual cash compensation (salary and cash bonuses) based upon the five calendar years preceding the date of termination as cash severance, (ii) the maintenance until the earlier to occur of the passage of one year from the date of termination or until his full time employment with another employer (which provides substantially similar benefits) of the executive's continued participation in all group insurance, life insurance, health, dental and accident insurance and disability insurance plans at no cost to the officer and (iii) a lump sum cash payment equal to the projected cost of providing him with benefits for one year pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which he was entitled to participate. In the event his continued participation in any group insurance plan is barred or would trigger the payment of an excise tax under Section 4980D of the Code, or if any such group insurance plan is discontinued, then the Bank shall either (1) provide substantially similar benefits under an alternative plan or (2) pay a lump sum cash amount to him equal to the projected cost of providing continued coverage to him until the one-year anniversary of his date of termination.

The change in control severance agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes.

The Bank has entered into a change in control severance agreement with one other officer who is not deemed to be an executive officer. Such agreement is substantially identical to the agreement with Mr. Hanuscin. In addition, in November 2015, the Bank entered into change in control severance agreements with Messrs. Migliorino and Smith, the recently appointed Executive Vice President and Chief Operating Officer and Senior Vice President and Chief Lending Officer, respectively, of Prudential Savings. The agreements are structured in the same manner as the agreement with Mr. Hanuscin other than the severance multiple with respect to Mr. Migliorino's agreement is two times and the benefits coverage is for two years. For a description of potential payments under the agreements in the event of a termination of Mr. Hanuscin's employment, see "- Potential Payments Upon Termination of Employment or a Change in Control."

Endorsement Split Dollar Agreements.  The Bank has purchased insurance policies on the lives of its executive officers named in the Summary Compensation Table as well as other officers, and has entered into Endorsement Split Dollar Agreements with each of those officers.  The policies are owned by the Bank.  Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by the Bank, the officer's beneficiary will receive two times the officer's salary, other than Mr. Vento whose benefit totaled approximately $142,000 for fiscal 2015, as of the date of death.  Pursuant to the terms of the agreements, the Bank has elected generally to not extend such benefits after a termination of employment. As a result of Mr. Fratanduono's resignation, his benefit under this arrangement was terminated.  Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer's life in excess of the cash surrender value.  The Bank will receive the full cash surrender value, which is expected to reimburse the Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer's beneficiaries pursuant to the Endorsement Split Dollar Agreements.

The Endorsement Split Dollar Agreements may be terminated at any time by the Bank or the officer or by the Bank upon the officer's termination of service to Prudential Savings Bank.  Upon termination, the Bank may surrender the policy and collect the cash surrender value.

Retirement and Other Benefits.  The Company also provides all of its employees, including the named executive officers, with tax-qualified retirement benefits through three plans:   the Prudential Savings Bank Employees Saving and Profit Sharing Plan and Trust (the "401(k) Plan"), the ESOP and the Pentegra Defined Benefit Plan for Financial Institutions (the "Defined Benefit Plan"). All employees who meet the age and service requirements participate in the 401 (k) Plan, the ESOP and the Defined Benefit Plan on a non-discriminatory basis. The Company no longer provides a 401(k) match to employee contributions in light of the establishment of the ESOP. The ESOP purchased shares of the Company's common stock both in connection with the initial mutual holding company reorganization in 2005 as well as in connection with the second-step conversion in 2013. The ESOP provides all of our employees who meet the age and service requirements with a stake in the performance of the Company's common stock. The ESOP purchased the shares of common stock with the proceeds of two loans which will be paid back over 20 years.  As the loans are repaid, the shares are released and allocated to participants' accounts in accordance with the terms of the ESOP. The Defined Benefit Plan is a traditional retirement plan which provides for specified monthly benefit upon a participant's retirement calculated pursuant to a formula that takes into account the participant's highest five-year average earnings (as defined in the Defined Benefit Plan) multiplied by the number of the participant's years of benefit service.

The Company also offers various fringe benefits to all of its employees, including the named executive officers, including group policies for medical and dental insurance, life insurance and long-term disability. We provide individual and family medical and dental coverage to employees. We also provide all of our employees with life and accidental death and disability insurance at no cost to the employee. The President and Chief Executive Officer is provided an automobile. The Compensation Committee believes such benefit is appropriate and assists the President and Chief Executive Officer in fulfilling his employment obligations.

Results from the 2013 Annual Meeting Advisory Vote on Executive Compensation.  At our 2013 annual meeting of shareholders, we presented our first advisory vote on the compensation of our named executive officers, commonly known as a "say-on-pay" proposal.  The vote was not binding on the Company, the board of directors or the Compensation Committee.  A substantial majority of the votes cast on the proposal, approximately 88%, was   voted "FOR" the compensation of our named executive officers as disclosed in the proxy statement.   The Compensation Committee believes that this affirms the shareholders' support of the Company's compensation policies and practices.  The Compensation Committee will continue to consider the outcome of the Company's say-on-pay proposals when making future compensation decisions for the named executive officers. See "Proposal to Adopt a Non-Binding Resolution to Approve the Compensation of Our Named Executive Officers" beginning on page 33 for a discussion of this year's say-on-pay proposal.

Compensation Policies and Practices as They Relate to Risk Management

The Compensation Committee of the Board of Directors has reviewed the Company's policies and practices applicable to employees, including the Company's benefit plans, arrangements and agreements, and does not believe that they are reasonably likely to have a material adverse effect on the Company.  The Committee does not believe that the Company's policies and practices encourage officers or employees to take unnecessary or excessive risks or behavior focused on short-term results rather than the creation of long-term value.

Report of the Compensation Committee

We have reviewed and discussed with management the Compensation Discussion and Analysis disclosures to be included in the Company's Proxy Statement for the Annual Meeting of Shareholders to be held in February 2016 and filed with the SEC pursuant to Section 14(a) of the Securities Exchange Act of 1934.  Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company's Proxy Statement.

Compensation Committee
Francis V. Mulcahy (Chairman)
A.J. Fanelli
John C. Hosier
Bruce E. Miller

Summary Compensation Table

The following table summarizes the total compensation paid by Prudential Savings Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2015, 2014 and 2013 to the principal executive officer, the persons who served as principal financial officer during fiscal 2015, the two other executive officers of Prudential Savings Bank during fiscal 2015 whose total compensation exceeded $100,000 and an executive officer who resigned prior to September 30, 2015 but would have been included if he was still an executive officer as of such date, collectively referred to as our "named executive officers." The Company has not paid separate cash compensation to our officers.

Name and Principal Position	Fiscal Year		Salary	Bonus(1)		Stock Awards(2)		Option Awards(2)		Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)		Total

Joseph R. Corrato(5) President and Chief Executive Officer	2015 2014 2013		$235,382 213,632 207,409	$	-- 13,923 12,656	$366,900 -- 29,000		$343,500 -- 42,525		$202,000 144,000 --	$65,471 76,641 77,563	(6)	$1,213,253 448,196 369,153

Jeffrey T. Hanuscin Vice President/Controller	2015 2014 2013	(7)	120,120 114,583 36,667		-- 3,000 839	61,150 -- 37,674		50,380 -- 35,982		15,000 4,000 --	11,978 100 --		258,628 121,683 111,162

Jack E. Rothkopf(5) Senior Vice President, Chief Financial Officer and Treasurer	2015 2014 2013		160,681 151,477 121,876		-- 4,986 4,389	183,450 -- 15,950		229,000 -- 19,688		46,000 31,000 2,000	16,491 9,541 5,884		635,622 197,004 169,786

Salvatore Fratanduono(8) Senior Vice President and Chief Lending Officer	2015 2014 2013		127,462 159,271 144,089		-- 8,065 6,893	183,450 -- 15,950	(9)	229,000 -- 19,688	(9)	134,000 99,000 --	40,051 10,563 5,951	(10)	713,963 276,899 192,571

Thomas A. Vento(5) Chairman	2015 2014 2013		315,842 343,105 333,111		-- 22,361 20,326	733,800 -- 45,711		503,800 -- 63,999		286,000 1,000 --	69,993 80,459 83,611	(6)	1,909,435 446,925 546,758
________________________
(1)	Represents bonuses earned in each fiscal year reflected but which were paid in the following fiscal year. No bonuses were awarded to the named executive officers with respect to fiscal 2015. Under the Prudential Savings bonus program, each named executive officer was eligible to receive a fixed proportionate allocation of the bonus pool for employees based on salary and length of service.
(2)	Reflects the grant date fair value in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options that were granted during the fiscal 2013 and fiscal 2015. The valuations of the restricted stock awards granted in fiscal 2013 and fiscal 2015 are based on grant date fair values of $7.25 and $12.23, respectively, per share for grants made in fiscal 2013 and fiscal 2015. The assumptions used in valuing the stock option awards granted in fiscal 2013 and fiscal 2015 are set forth in Note 12 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended September 30, 2015.
(3)	Represents the sum of the actuarial change in pension value in plan years 2012, 2013 and 2014 for Messrs. Vento, Corrato, Hanuscin, Rothkopf and Fratanduono pursuant to their participation in the Defined Benefit Plan, a multiple employer tax-qualified defined benefit plan. The amounts were substantially larger in fiscal 2014 due to the adoption of the new mortality table (RP-2014). In fiscal 2013, Messrs. Corrato, Fratanduono and Vento experienced declines in the present value of accrued benefits of $72,000, $38,000 and $162,000, respectively.
(4)	Includes the fair market value on December 31, 2014 of the 1,922, 943, 1,293, 1,404 and 2,150 shares allocated to the ESOP accounts of Messrs. Corrato, Hanuscin, Rothkopf, Fratanduono and Vento, respectively, based on a value of $12.50 per share on December 31, 2014.
(Footnotes continued on the following page)

____________________________
(5)	Effective July 1, 2015, Mr. Corrato was appointed President of the Company and Prudential Savings and subsequently on October 1, 2015, he was appointed as Chief Executive Officer of the Company and Prudential Savings. The appointment of Mr. Corrato reflected the implementation of the Company's succession plan in connection with the transition of Mr. Vento, the then Chairman, President and Chief Executive Officer, to retirement. Mr. Vento served as Chairman, President and Chief Executive Officer of the Company and Prudential Savings Bank until July 1, 2015, at which time he retired from his position as President. He subsequently retired from his position as Chief Executive Officer on September 30, 2015, remaining as the Chairman of the Board of the boards of directors of both the Company and Prudential Savings Bank until December 2015, when he fully retired from the boards of both the Company and the Bank. In connection with Mr. Corrato's appointment as President, Mr. Rothkopf was appointed as the Company's and Prudential Savings' Chief Financial Officer, effective July 1, 2015.
(6)	Includes for each of Messrs. Vento and Corrato an aggregate of $7,050 paid in fiscal 2015 through February 2015 as board meeting fees, reimbursement of Mr. Vento's Philadelphia city wage taxes and the value of the use of automobiles by Messrs. Vento and Corrato of $13,800 and $15,213, respectively, and the provision of health insurance premiums for Messrs. Vento and Corrato in the amount of $10,303 and $20,161, respectively. In February 2015, the Board determined to cease paying directors fees to directors who also serve as salaried full-time officers. The value of the use of automobiles is based on depreciation, as well as insurance, fuel and maintenance expense.
(7)	Mr. Hanuscin joined Prudential Savings in May 2013.
(8)	Mr. Fratanduono resigned, effective as of July 1, 2015; he served as a consultant to Prudential Savings from July 1, 2015 until November 2015.
(9)	As a result of Mr. Fratanduono's resignation, the restricted stock and stock options awarded him in fiscal 2015 were forfeited.
(10)	Includes consulting fees totaling $22,500 paid to Mr. Fratanduono for the period of July 1, 2015 through September 30, 2015.

Equity Compensation Plans

Grants of Plan-Based Awards for the Year Ended September 20, 2015.  The table below sets forth information regarding grants of awards pursuant to plans our executive officers named in the Summary Compensation Table during the fiscal year ended September 30, 2015.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Awards(3)	Grant Date Fair Value of Stock and Option Awards(4)

Joseph R. Corrato	2/18/2015	30,000	--	$--	$366,900
	2/18/2015	--	75,000	12.23	343,500

Jeffrey T. Hanuscin	2/18/2015	5,000	--	--	61,150
	2/18/2015	--	11,000	12.23	50,380

Jack E. Rothkopf	2/18/2015	15,000	--	--	183,450
	2/18/2015	--	50,000	12.23	229,000

Salvatore Fratanduono(5)	2/18/2015	15,000	--	--	183,450
	2/18/2015	--	50,000	12.23	229,000

Thomas A. Vento	2/18/2015	60,000	--	--	733,800
	2/18/2015	--	110,000	12.23	503,800
___________________
(1)	The restricted stock granted February 18, 2015 vests at the rate of 20% per year, starting February 18, 2016.
(2)	The stock options granted vest at the rate of 20% per year, starting February 18, 2016.
(3)	Based upon the fair market value of a share of Company common stock on the date of grant.
(4)	The fair value of the restricted stock and/or stock options granted is computed in accordance with FASB ASC Topic 718.
(5)
Mr. Fratanduono resigned, effective July 1, 2015. In accordance with the terms of the 2014 SIP pursuant to which the grants were made, all of the restricted stock and stock options granted to him on February 18, 2015 were forfeited.

Outstanding Equity Awards at Fiscal Year-End. The table below sets forth outstanding equity awards at September 30, 2015 to our executive officers named in the Summary Compensation Table above, which grants were made in fiscal 2009, fiscal 2013 and fiscal 2015. With respect to restricted stock and stock options granted prior to the completion of the second step conversion on October 9, 2013, the number of shares subject to the stock options and the stock awards as well as the exercise price of the stock options have been adjusted to reflect the second step conversion.

Stock Awards(1)
	Option Awards(1)								Market Value
	Number of Securities						Number of		of Shares or
	Underlying Unexercised					Option	Shares or Units		Units of Stock
	Options				Exercise	Expiration	of Stock That		That Have
Name	Exercisable		Unexercisable		Price	Date	Have Not Vested		Not Vested(2)
Joseph R. Corrato	53,382 5,098 --	(3) (4)	-- 7,648 75,000	(5)	$11.84 7.68 12.23	1/5/2019 1/5/2023 2/18/2025	2,266 30,000	(4) (5)	$32,653 432,300

Jeffrey T. Hanuscin	4,068 --	(6)	6,103 11,000	(4)(5)	9.66 12.23	6/19/2023 2/18/2025	2,210 5,000	(6) (5)	31,846 72,050

Jack E. Rothkopf	18,683 2,360 --	(3) (4)	-- 3,541 50,000	(5)	11.84 7.68 12.23	1/5/2019 1/5/2023 2/18/2025	1,247 15,000	(4) (5)	17,969 216,150

Salvatore Fratanduono(6)	21,353 2,360	(3) (4)	-- --		11.84 7.68	1/1/2016(7) 1/1/2016(7)

Thomas A. Vento	106,764 7,672 --	(3) (4)	-- 11,511 110,000		11.84 7.68 12.23	1/5/2019 1/5/2023 2/18/2025	3,573 60,000	(4) (5)	51,487 864,600
___________________
(1)	Each of the option awards and stock awards outstanding as of October 9, 2013 was converted into an option award or stock award to purchase a number of shares of common stock of Prudential Bancorp equal to the product of the number of shares of common stock multiplied by the exchange ratio of 0.9442, rounded down to the nearest whole share. Each option after the exchange has an adjusted exercise price equal to the quotient obtained by dividing the option exercise price by the exchange ratio of 0.9442, rounded up to the nearest whole cent.
(2)
Calculated by multiplying the closing market price per share of our common stock on September 30, 2015, which was $14.41, by the applicable number of shares of common stock underlying the named executive officer's unvested stock awards.

(3)	Granted pursuant to our 2008 SOP or 2008 RRP, as applicable, and vested at a rate of 20% per year commencing on January 5, 2010, becoming fully vested on January 5, 2014.
(4)	Granted pursuant to our 2008 SOP or 2008 RRP, as applicable, and vest at a rate of 20% per year commencing on January 5, 2014.
(5)	Granted pursuant to our 2014 SIP and vest at a rate of 20% per year commencing on February 18, 2016.
(6)	Mr. Fratanduono resigned effective July 1, 2015; all unvested restricted stock and stock options outstanding as of such date granted to him were forfeited.
(7)	Mr. Fratanduono had six months from the effective date of his resignation to exercise the vested options.

Option Exercises and Stock Vested. The following table sets forth certain information with respect to restricted stock awards which vested for the named executive officers during the fiscal year ended September 30, 2015. No stock options were exercised by any of the named executive officers during the fiscal year.

	Stock Awards
Name	Number of Shares Acquired On Vesting(1)	Value Realized On Vesting(2)

Joseph R. Corrato	755	$9,264

Jeffrey T. Hanuscin	736	10,620

Jack E. Rothkopf	415	5,092

Salvatore Fratanduono	415	5,092

Thomas A. Vento	1,190	14,601
_________________
(1)	Does not reflect the sale or withholding of shares to satisfy income tax withholding obligations.
(2)	Based upon the fair market value of a share of Company common stock on the date of exercise or vesting. Value is calculated by multiplying the number of shares of Company common stock that vested by the fair market value on the date of vesting.

Employment and Change-in-Control Agreements

Prudential Savings has entered into employment with Messrs. Corrato and Rothkopf and a change-in-control severance agreement with Mr. Hanuscin. For additional information, see "–Compensation and Analysis – Additional Components of Executive Compensation – Employment Agreements" and "–Change in Control Agreements." In addition, the Bank in November 2015 entered into change-in-control severance agreements with Messrs. Migliorino and Smith. Such agreements are structured in the same manner as the agreement with Mr. Hanuscin with the difference being that the agreement with Mr. Migliorino provides for a payment multiplier of two rather than one and a benefit coverage period of two years rather than one.

Potential Payments upon Termination of Employment or a Change in Control

The following table describes the potential payments to Joseph R. Corrato, President and Chief Executive Officer, upon an assumed termination of employment or a change in control as of September 30, 2015.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (j)	Retirement

Severance payments and benefits: (a)
Cash severance (b)	$--	$--	$416,210	$624,315	$--	$--
Medical and other insurance benefits (c)	--	--	61,403	92,105	--	--
Automobile expenses (d)	--	--	10,804	16,206	--	--
§280G cut-back (e)	--	--	--	(187,943)	--	--

Equity awards: (f)
Unvested stock options (g)	--	--	--	214,971	214,971	--
Unvested restricted stock awards (h)	--	--	--	464,963	464,963	--

Total payments and benefits (i)	$--	$--	$488,417	$1,224,617	$679,924	$--

The following table describes the potential payments to Jack E. Rothkopf, Senior Vice President, Chief Financial Officer and Treasurer, upon an assumed termination of employment or a change in control as of September 30, 2015.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (j)	Retirement

Severance payments and benefits: (a)
Cash severance (b)	$--	$--	$252,581	$252,581	$--	$--
Medical and other insurance benefits (c)	--	--	1,533	1,533	--	--
Automobile expenses (d)	--	--	--		--	--
§280G cut-back (e)	--	--	--		--	--

Equity awards: (f)
Unvested stock options (g)	--	--	--	132,831	132,831	--
Unvested restricted stock awards (h)	--	--	--	234,119	234,119	--

Total payments and benefits (i)	$--	$--	$_ 254,114	$621,064	$366,950	$--

(footnotes following the table on page 28)

The following table describes the potential payments to Jeffrey T. Hanuscin, Vice President and Controller, upon an assumed termination of employment or a change in control as of September 30, 2015.

Payments and Benefits	Voluntary Termination	Termination for Cause	Involuntary Termination Without Cause or Termination by the Executive for Good Reason Absent a Change in Control	Change in Control With Termination of Employment	Death or Disability (j)	Retirement

Severance payments and benefits: (a)
Cash severance (b)	$--	$--	$--	$108,555	$--	$--
Medical and other insurance benefits (c)	--	--	--	10,536	--	--
Automobile expenses (d)	--	--	--	--	--	--
§280G tax cut back (e)	--	--	--	--	--	--

Equity awards: (f)
Unvested stock options (g)	--	--	--	49,430	49,430	--
Unvested restricted stock awards (h)	--	--	--	103,896	103,896	--

Total payments and benefits (i)	$--	$--	$--	$272,417	$153,326	$--

__________________________
(a)	These severance payments and benefits are payable if the employment of Mr. Corrato or Mr. Rothkopf is terminated prior to a change in control either (i) by the Bank for any reason other than cause, disability, retirement or death or (ii) by Mr. Corrato or Mr. Rothkopf if the Bank takes certain adverse actions (a "good reason" termination). The severance payments and benefits are also payable if an executive's employment is terminated concurrently with or following a change in control if the termination of employment occurs during the term of Mr. Corrato's or Mr. Rothkopf's employment agreement or during the term of Mr. Hanuscin's severance agreement.
(b)	If the employment of Mr. Corrato or Mr. Rothkopf is terminated prior to a change in control, represents a lump sum payment equal to two times the average of the executive's base salary and cash bonus received by the executive (excluding any deferred amounts) during the five calendar years preceding the year in which the date of termination occurs. In the change in control column, represents a lump sum payment equal to three times for Mr. Corrato (two times for Mr. Rothkopf and one time for Mr. Hanuscin) the average of the executive's base salary and cash bonus received by the executive (excluding any deferred amounts) during the five calendar years preceding the year in which the date of termination occurs.
(c)	If the employment of Mr. Corrato or Mr. Rothkopf is terminated prior to a change in control, represents the estimated present value cost of providing continued medical, dental, vision, life and accidental death and disability coverage to Messrs. Corrato and Rothkopf for an assumed additional 24 months at no cost to the executives. In the change in control column, represents the estimated present value cost of providing continued medical, dental, vision, life and accidental death and disability coverage for 36 months for Mr. Corrato (24 months for Mr. Rothkopf and 12 months for Mr. Hanuscin) at no cost to the executives. The estimated costs assume the current insurance premiums with no increase in the annual premium costs. The amounts have not been discounted to present value.
(d)	Represents a lump sum cash payment equal to the estimated costs of paying automobile related expenses Mr. Corrato for an assumed 24 months (36 months if his employment is terminated concurrently with or following change in control), based on the amounts paid in calendar 2014.
(e)	If the parachute amounts associated with the payments and benefits to Messrs. Corrato, Rothkopf and Hanuscin in the change in control column equal or exceed three times the executive's average taxable income for the five calendar years immediately preceding the year in which the change in control occurs, such payments and benefits in the event of a change of control will be reduced by the minimum amount necessary so that they do not trigger the 20% excise tax imposed by Sections 280G and 4999 of the Internal Revenue Code. Based on the assumptions made, Mr. Corrato's severance payments and benefits would

(Footnotes continued on the following page)

__________________________
need to be reduced in order to avoid the 20% excise tax, and the amount of his estimated reduction is shown in the table.
(f)	The vested stock options held by Messrs. Corrato, Rothkopf and Hanuscin had a value of approximately $171,501, $63,898 and $19,323, respectively, based on the September 30, 2015 closing price of $14.41 per share. Such value can be obtained in the event of termination due to voluntary termination, death, disability, retirement or cause only if the executive actually exercises the vested options in the manner provided for by the relevant option plan and subsequently sells the shares received for $14.41 per share. In the event of a termination of employment, each executive (or his or her estate in the event of death) will have the right to exercise vested stock options for the period specified in his or her option grant agreement. If the termination of employment occurs following a change in control, each executive can exercise the vested stock options for the remainder of the original ten-year term of the option.
(g)	Represents the value of the unvested stock options held by Messrs. Corrato, Rothkopf and Hanuscin that had an exercise price below the September 30, 2015 closing price of $14.41 per share, based on the difference between the September 30, 2015 closing price and the per share exercise price of the unvested stock options. All unvested stock options will become fully vested upon an executive's death, disability or upon a change in control.
(h)	Represents the value of the unvested restricted stock awards held by Messrs. Corrato, Rothkopf and Hanuscin based on the September 30, 2015 closing price of $14.41 per share, excluding accumulated cash dividends, if any, on the unvested shares for each of the executives. All unvested restricted stock awards will become fully vested upon an executive's death or disability or upon a change in control.
(i)	Does not include the value of the vested benefits to be paid under our tax-qualified defined benefit pension plan, 401(k) plan and ESOP. See the pension benefits table under "-Benefit Plans – Retirement Plan" below. The ESOP provides that it will terminate upon a change in control, with the value of the unallocated ESOP shares held in the suspense account to first be used to repay the outstanding balance of the ESOP loan and with any remaining balance in the suspense account to then be allocated among the ESOP participants on a pro rata basis. The above tables do not include any additional ESOP allocations that would be made upon a termination of the ESOP. Also does not include the value of vested stock options set forth in Note (f) above, earned but unpaid salary, accrued but unused vacation leave and reimbursable expenses.
(j)	If the employment of Mr. Corrato, Mr. Rothkopf or Mr. Hanuscin had terminated at September 30, 2015 due to death, his or her beneficiaries or estate would have received life insurance proceeds of approximately $551,264, $389,900 and $290,240, respectively. If the employment of Mr. Corrato, Mr. Rothkopf or Mr. Hanuscin had terminated at September 30, 2015 due to disability, they would have received disability benefits under our disability policy of $260,000, $260,000 and $241,000, respectively.

Effective July 1, 2015, Salvatore Fratanduono, the Senior Vice President and Chief Loan Officer, resigned and entered into a consulting agreement with Prudential Savings, which agreement superseded his employment agreement entered into previously.  Under the terms of the consulting agreement, Mr. Fratanduono was to receive $7,500 per month for providing consulting services during a one year period ending June 30, 2016, subject to earlier termination.  In addition, the Bank agreed to pay during the term of the consulting agreement Mr. Fratanduono's COBRA premiums for medical insurance.  Mr. Fratanduono was entitled to his vested benefits in the Bank's tax-qualified employee benefit plans consisting of the ESOP, the 401(k) plan and the Defined Benefit Plan but was no longer entitled to participate in any of the benefit plans or programs offered by the Company or Prudential Savings.  In addition, all unvested restricted stock awards and stock options granted to him were forfeited.  In November 2015, the consulting agreement was terminated with no further payments due Mr. Fratanduono thereunder.

Mr. Vento retired as President as of July 1, 2015 and as Chief Executive Officer as of September 30, 2015 pursuant to a transition agreement entered into between the Bank and Mr. Vento in May 2015.  In late December 2015, Mr. Vento resigned as Chairman of the Board of the boards of directors of the Company and the Bank and retired as a director from both boards of directors.  As part of his retirement, his transition agreement was superseded by a retirement agreement under which Mr. Vento was entitled to his vested benefits under the Bank's ESOP, 401(k) plan and the Defined Benefit Plan, the maintenance of a pre-existing split dollar agreement (the cost of which had previously been fully expensed) and the transfer of the Bank owned automobile used by Mr. Vento.  Mr. Vento is not entitled to participate in any of the employee benefit plans or programs offered by the Company or the Bank subsequent to September 30, 2015 and no additional benefits vested or accrued subsequent to such date.  No acceleration of the unvested restricted stock awards and stock options previously granted to him occurred.  Mr. Vento agreed to serve as a director emeritus until February 2020 without any cash compensation.

Benefit Plans

Retirement Plan.  Prudential Savings participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code.  Full-time employees become eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service.  For purposes of the retirement plan, a full-time employee earns one year of eligibility service when he completes 1,000 hours of service within a one-year eligibility computation period.  An employee's first eligibility computation period is the one-year period beginning on the employee's date of hire.  Subsequent eligibility computation periods begin on January 1 and end on December 31. In November 2015, the retirement plan was frozen such that no new participants can be added and existing participants will receive no further benefit service credit, compensation credit or other accrued benefit increases except for additional service credits which may affect a participant's vesting or early vesting retirement eligibility or as otherwise required by law to maintain the tax-qualified status of such plan.

The retirement plan provides for a monthly benefit upon a participant's retirement at or after the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date").  A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan.  Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan.  The retirement plan provides a benefit of 1.50% of a participant's highest 5-year average earnings, multiplied by the participant's years of benefit service. Earnings are defined as base salary, subject to an annual Internal Revenue Service limit of $265,000 on earnings for 2015.  Annual benefits provided under the retirement plan also are subject to Internal Revenue Service limits, which vary by age and benefit payment type. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

The table below shows the present value of accumulated benefits payable to Messrs. Corrato, Rothkopf, Hanuscin, Fratanduono and Vento, including the number of years of credited service, under the retirement plan determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. No named executive officer received payments from the retirement plan during fiscal 2015.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Joseph R. Corrato	Financial Institutions Retirement Fund(1)	30	$1,005,000	$--

Jeffrey T. Hanuscin	Financial Institutions Retirement Fund(1)	1	19,000	--

Jack E. Rothkopf	Financial Institutions Retirement Fund(1)	9	147,000	--

Salvatore Fratanduono(3)	Financial Institutions Retirement Fund(1)	30	600,000	--

Thomas A. Vento(4)	Financial Institutions Retirement Fund(1)	57	1,941,000	--
_____________________
(1)     A multiple employer tax-qualified defined benefit plan.
(2)     Reflects value as of September 30, 2015.
(3)     Mr. Fratanduono resigned, effective July 1, 2015.
(4)     Mr. Vento retired effective September 30, 2015. His benefit is limited by Internal Revenue Service limits on annual compensation included in earnings.

Endorsement Split Dollar Agreements.  Prudential Savings purchased insurance policies on the lives of its executive officers named in the Summary Compensation Table above, and has entered into Endorsement Split Dollar Agreements with each of those officers.  The policies are owned by Prudential Savings.  Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by Prudential Savings, the officer's beneficiary will receive two times the officer's salary, other than Mr. Vento whose benefit totaled approximately $142,000 for fiscal 2015, as of the date of death.  Pursuant to the terms of the agreements, Prudential Savings has generally elected to not extend such benefits after a termination of employment.  Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer's life in excess of the cash surrender value.  Prudential Savings will receive the full cash surrender value, which is expected to reimburse Prudential Savings in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer's beneficiaries.

The Endorsement Split Dollar Agreements may be terminated at any time by Prudential Savings or the officer or by Prudential Savings upon the officer's termination of service to Prudential Savings Bank.  Upon termination, Prudential Savings may surrender the policy and collect the cash surrender value.

Related Party Transactions

In accordance with applicable federal laws and regulations, Prudential Savings offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Prudential Savings except that Prudential Savings provides for a reduced interest rate of one hundred basis points to all employees, officers and directors for a first mortgage on their primary residence and waives the origination fees, other than appraisal and document review fees. Other than as described below, it is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

The table below lists the outstanding loans made by Prudential Savings to related persons, where the amount involved exceeds $120,000 and the interest rate was reduced and loan origination fee was waived.

		Largest Principal		Amounts Paid
		Amount	Amount	During Year
	Year ended	Outstanding	Outstanding at			Interest
Name	September 30,	During Year	Year-End	Principal	Interest	Rate
Joseph R. Corrato	2015 2014	$224,288 235,446	$212,790 224,288	$11,498 11,157	$6,024 6,339	2,750 2,750%

John C. Hosier	2015 2014	387,620 396,433	378,527 387,620	9,692 8,813	4,984 12,263	3.125 3.125

Jack E. Rothkopf	2015 2014	174,081 178,870	169,140 174,081	4,941 4,789	5,370 5,521	3.125 3.125

Two commercial mortgage loans and two lines of credit aggregating approximately $562,195 and $560,375, at September 30, 2015 and 2014, respectively, were extended to a company in which Mr. Vento's daughter was a principal.  In addition, Prudential Savings Bank also extended a single-family residential mortgage loan which had a principal balance of approximately $150,573 and $154,002 at September 30, 2015 and 2014, respectively. All of the loans were restructured during fiscal 2013 and were current at September 30, 2015. However, due to the payment history of the loan relationship, all five loans were classified as substandard and place on non-accrual as of September 30, 2013 and 2014.  The loans had been returned to accrual status as of September 30, 2015 due to the sufficiently long period of performance in accordance with their restructured terms. During fiscal 2015 and 2014, the highest aggregate principal balance of the five loans was approximately $730,009 and $746,675, respectively, principal paid was approximately $17,241 and $16,665, respectively, and interest paid was $33,792 and $34,272, respectively.  The two commercial mortgage loans bear interest at 5.125% (for both 2015 and 2014), the residential loan bears interest at 3.0% (for both 2015 and 2014), and both lines of credit bear interest at 5.25%.  All five loans were made on substantially the same terms, including interest rate and collateral as loans with persons not related to Prudential Savings.  The Bank currently does not anticipate incurring any loss of principal or interest on the five loans.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL TWO)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act"), the proxy rules of the Securities and Exchange Commission were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the Company's named executive officers disclosed in the proxy statement.

This proposal, commonly known as a "say on pay" proposal, requests shareholders to support the compensation of the named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of such officers as described on this proxy statement.

The executive officers named in the summary compensation table and deemed to be "named executive officers" are Joseph R. Corrato, Jack E. Rothkopf and Jeffrey T. Hanuscin as well as Thomas A. Vento, the former President and Chief Executive Officer, and Salvatore Fratanduono, a former executive officer of Prudential Savings.  The proposal gives shareholders the ability to vote on the compensation of our named executive officers as disclosed in this proxy statement through the following resolution:

"Resolved, that the compensation paid to the Company's named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved."

The shareholder vote on this proposal is not binding on the Company or the board of directors and cannot be construed as overruling any decision made by the board of directors.  However, the board of directors of the Company will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote "FOR" the non-binding resolution to approve the compensation of our named executive officers.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 18, 2015, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp (including Prudential Savings Bank); and (iv) all directors and executive officers of Prudential Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 18, 2015(1)		Percent of Common Stock(2)
Prudential Savings Bank Employee Stock Ownership Plan 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145	697,270	(3)	8.3%
EJF Capital LLC 2107 Wilson Boulevard, Suite 410 Arlington, Virginia 22201	500,000	(4)	6.0%
Firefly Value Partners, LP 601 West 26th Street Suite 1520 New York, New York 10001	475,250	(5)	5.7%
Warren A. Mackey 40 Worth Street, 10th Floor New York, New York 10013	871,204	(6)	10.4%
Maltese Capital Management LLC 150 East 52nd Street 30th Floor New York, New York 10022	484,900	(7)	5.8%
Lawrence B. Seidman 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054	702,598	(8)	8.4%
Directors:
Jerome R. Balka, Esq.	58,933	(9)(10)	*
Joseph R. Corrato	130,219	(9)(11)	1.5%
A. J. Fanelli	51,171	(9)(12)	*
John C. Hosier	48,211	(9)(13)	*
Bruce E. Miller	36,750	(9)	*
Francis V. Mulcahy	55,031	(9)(14)	*
Dennis Pollack	29,798	(9)(15)	*
Other Named Executive Officers (16):
Jack E. Rothkopf	13,329	(9)(17)	*
Jeffrey T. Hanuscin	50,934	(9)(18)	*
All Directors and Executive Officers as a group (11 persons)	475,467	(7)	5.5%
___________________
*              Represents less than one percent of Prudential Bancorp's outstanding common stock.
(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. In addition, due to share repurchases by the Company, the ownership percentages reflected in the filings may differ from the percentages reflected in the table above. Furthermore, share ownership reflected on Schedules 13D and 13G may differ from what is actually held by the reporting persons as of the voting record date due to changes in ownership which were not required to be reported prior to the voting record date. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on following pages)

__________________
(2)	Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)	As of December 18, 2015, 213,601 shares held in the Prudential Savings Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees. Shares beneficially owned by the plan trustees, Messrs. Fanelli, Hosier and Mulcahy, do not include shares held in the trust. Under the terms of the plan, the trustees vote all allocated shares in accordance with the instructions of the participating employees. Any unallocated shares are generally required to be voted by the plan trustees in the same ratio on any matter as to those shares for which instructions are given by the participants.

(4)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2015 by EJF Capital LLC ("EJF"), Emanuel J. Friedman, EJF Financial Services Fund, L.P. ("EJF Fund"), and EJF Financial Services GP ("EJF Fund GP"), LLC. EJF has shared voting and dispositive power with respect to all the shares. EJF Fund is the record owner of the shares. EJF Fund GP serves as the general partner and investment manager of EJF Fund and may be deemed to share beneficial ownership of the shares of common stock of which EJF Fund is the record owner. EJF is the sole member and manager of EJF Fund GP and may be deemed to share beneficial ownership of the shares of common stock of which such entity may share beneficial ownership. Emanuel J. Friedman is the controlling member of EJF and may be deemed to share beneficial ownership of the shares of common stock over which EJF may share beneficial ownership.

(5)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2015 by Firefly Value Partners, LP ("Firefly Partners"), FBP GP, LLC ("FVPGP"), Firefly Management Company GP, LLC ("Firefly Management"), FVP Master Fund, L.P. ("FVP MasterFund"), Ryan Heslop and Ariel Warszawski. Firefly Partners is the investment manager of FVP Master Fund; FVP GP serves as the general partner of FVP Master Fund; and Firefly Management serves as general partner of Firefly Partners. Messrs. Heslop and Warszawski are the managing members of FVP GP and Firefly Management. FVP Master Fund directly owns the shares set forth in the Schedule 13G/A. Messrs. Heslop and Warszawski, Firefly Partners, Firefly Management and FVP GP may be deemed to share with FVP Master Fund both voting and dispositive power with respect to such shares.

(6)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on February 12, 2014 by Warren A. Mackey, Homestead Partners LP, a Delaware limited partnership, Arles Partners LP, a New York limited partnership, and Arles Advisors Inc., a New York corporation. Arles Advisors is the general partner of Homestead Partners and Arles Partners. The sole shareholder, director and executive officer of Arles Advisors is Warren A. Mackey. By virtue of his position with Arles Advisors, Mr. Mackey has the shared investment discretion and voting authority with respect to the 838,676 shares owned by Homestead Partners and Arles Partners. Arles Advisors, as general partner of Homestead Partners and Arles Partners, may be deemed to beneficially own the 838,976 shares owned by these partnerships. Mr. Mackey individually has the sole investment discretion and voting authority with respect to the 32,228 shares held for himself.

(7)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2015 by Maltese Capital Management LLC ("Maltese Capital') and Terry Maltese, the managing member of Maltese Capital. Maltese Capital and Mr. Maltese may be deemed to share both voting and dispositive power with respect to the shares reported in the Schedule 13G.

(8)	Based on a Schedule 13D/A filed on August 17, 2015 by Lawrence B. Seidman, Seidman and Associates L.L.C. ("SAL"), Seidman Investment Partnership, L.P. ("SIP"), Seidman Investment Partnership II, L.P. ("SIPII"), Seidman Investment Partnership III, L.P. ("SIPIII"), LSBK06-08 ("LSBK"), Broad Park Investors ("Broad Park"), CBPS, L.L.C. ("CBPS"), JRBC I, LLC ("JRBC"), 2514 Multi-Strategy Fund, L.P. ("2514 MSF"), Veteri Place Corporation ("Veteri"), Sonia Seidman and Dennis Pollack (collectively, the "Seidman Group") as well as a Form 4 filed by Mr. Pollack on June 3, 2015. Mr. Seidman (i) as the manager of SAL, may be deemed the beneficial owner of the 139,347 shares owned by SAL, (ii) as the sole officer of Veteri, the corporate general partner of each of SIP and SIPII, may be deemed the beneficial owner of the 93,972 shares owned by SIP and the 130,619 shares owned by SIPII, (iii) as the managing member of JBRC I, LLC, the co-general partner of SIPIII, may be deemed the beneficial owner of the 18,000 shares owned by SIPIII, (iv) as the sole officer of Veteri, the Trading Advisor of LSBK and CBPS, may be deemed the beneficial owner of the 59,426 shares owned by LSBK and the 70,000 shares owned by CBPS, (v) as the investment manager for each of Broad Park and 2514 MSF, may be deemed the beneficial owner of the 87,800 shares owned by Broad Park and the 27,000 shares owned by 2514 MSF, and (vi) as the husband of Sonia Seidman, may be deemed the beneficial owner of the 46,636 shares owned by Sonia Seidman. Accordingly, Seidman may be deemed the beneficial owner of an aggregate of 672,800 shares. In the foregoing capacities, Seidman has sole and exclusive investment discretion and voting authority with respect to all such shares. Mr. Pollack individually has the sole investment discretion and voting authority with regard to the 29,798 shares owned thereby included in the amount shown in the table.
(Footnotes continued on following page)

_______________________
(9)
Includes shares held in trust by Prudential Bancorp's 2008 RRP or granted pursuant to the 2014 SIP which have been awarded to the directors and officers and stock options which have been granted to the directors and officers under Prudential Bancorp's 2008 SOP or under the 2014 SIP and which are exercisable within 60 days of the voting record date as follows:

Name	Restricted Stock	Stock Options
Jerome R. Balka, Esq.	10,000	22,690
Joseph R. Corrato	32,266	61,029
A.J. Fanelli	10,000	26,690
John C. Hosier	13,203	21,352
Bruce E. Miller	13,204	13,345
Francis V. Mulcahy	10,000	26,690
Dennis Pollack	10,000	--
Jack E. Rothkopf	16,247	22,223
Jeffrey T. Hanuscin	7,210	4,068
All directors and executive officers as a group (11 persons)	122,130	202,087

(10)	Includes 4,721 shares held in Mr. Balka's individual retirement account, 14,375 shares held jointly with Mr. Balka's spouse, 1,888 shares held in Mr. Balka's 401(k) Plan and 66 shares held by the estate of Helen Klara for whom Mr. Balka is guardian. Also includes 4,721 shares held by the Balka Grandchildren Trust and 472 shares held by the Danielle Thomas Revocable Trust, over which Mr. Balka disclaims beneficial ownership.

(11)	Includes 7,037 shares and 13,399 shares allocated to Mr. Corrato's accounts in Prudential Savings' 401(k) Plan and ESOP, respectively, over which Mr. Corrato has voting power and 82 shares held by Mr. Corrato as custodian for his son.

(12)	Includes 3,304 shares held jointly with Mr. Fanelli's spouse.

(13)	Includes 6,018 shares held in Mr. Hosier's account in his 401(k) plan.

(14)	Includes 2,000 shares held jointly with Mr. Mulcahy's spouse and 2,832 shares held directly by Mr. Mulcahy's spouse.

(15)	Includes 19,588 shares held in Mr. Pollack's individual retirement account. Mr. Pollack disclaims beneficial ownership of the 672,800 shares owned by the Seidman Group excluding his shares.

(16)	Excludes Messrs. Vento and Fratanduono who are no longer officers and/or directors of Prudential Bancorp.

(17)	Includes 637 shares (units and 944 shares allocated to Mr. Hanuscin in Prudential Savings 401(k) Plan and the ESOP, respectively, over which Mr. Hanuscin has voting power.

(18)	Includes 6,337 shares allocated to Mr. Rothkopf's account in the ESOP over which Mr. Rothkopf has voting authority.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Prudential Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Prudential Bancorp with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2015, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL THREE)

The Audit Committee of the Board of Directors of Prudential Bancorp has appointed S.R. Snodgrass, P.C., an independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2016, and further directed that the appointment of S.R. Snodgrass as our auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with Prudential Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass is compatible with maintaining its independence.  In addition to performing auditing services, our independent registered public accounting firm reviewed our public filings.  The Audit Committee believes that S.R. Snodgrass's performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass for professional services in connection with the audit of Prudential Bancorp's consolidated financial statements for fiscal 2015 and 2014 and the fees paid by us to S.R. Snodgrass for audit-related services, tax services and all other services during fiscal 2015 and 2014.
	Year Ended September 30,
	2015	2014
Audit fees (1)	$169,858	$161,257
Audit-related fees	--	--
Tax fees (2)	22,770	24,564
All other fees	--	--
Total	$192,628	$185,821
___________________
(1)	Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Tax fees consist of compliance fees for the preparation of tax returns during fiscal 2015 and 2014.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Prudential Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's Charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chairman of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chairman of the Audit Committee presents any previously approved engagements to the full Audit Committee.

Each new engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee or its Chairman, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. for the fiscal year ending September 30, 2016.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next annual meeting of shareholders of Prudential Bancorp, which is expected to be held in February 2017, must be received at the principal executive offices of Prudential Bancorp, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, Attention: Joseph R. Corrato, President and Chief Executive Officer, no later than September 10, 2016.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested. We did not receive any shareholder proposals for this annual meeting.

Shareholder proposals which are not submitted for inclusion in Prudential Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp's Bylaws.  Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by September 10, 2016.  The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of the 2017 annual meeting, by September 10, 2016.  We did not receive any shareholder nominations for this annual meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Prudential Bancorp, Inc., c/o Regina Wilson, Corporate Secretary, at 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.  Ms. Wilson will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Prudential Bancorp's Annual Report to Shareholders, which includes the Annual Report on Form 10-K for the year ended September 30, 2015, accompanies this proxy statement.  Such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to Mr. Joseph R. Corrato, President and Chief Executive Officer, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

Solicitation of Proxies.  The cost of the solicitation of proxies will be borne by Prudential Bancorp.  Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Prudential Bancorp may solicit proxies personally or by telephone without additional compensation.

Prudential Bancorp, Inc.

1834 W. OREGON AVE. • PHILADELPHIA, PA 19145-4725 (215) 755-1500

January 8, 2016

To: Participants in the Prudential Savings Bank Employee Stock Ownership Plan (the "ESOP") and/or Employees' Savings & Profit Sharing Plan (the "401(k) Plan")

Re: Instructions for voting shares of Prudential Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Prudential Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account(s) in the Prudential Savings Bank ESOP and/or 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders, and a Voting Instruction Card. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP and/or 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Card in the envelope provided. **In order to be effective, your Voting Instruction Card must be received by Computershare Shareholder Services no later than February 11, 2016.** Computer Shareholder Services will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp. If your voting instructions are not received, the shares allocated to your ESOP and/or 401(k) Plan account(s) generally will not be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the ESOP and/or 401(k) Plan. If you also own shares of Prudential Bancorp common stock outside of the ESOP and/or 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Sincerely,

Joseph R. Corrato
President and Chief Executive Officer

028LMB

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director, "FOR" the adoption of the non-binding resolution and "FOR" the ratification of S.R. Snodgrass, P.C.

+

1. Election of directors.

	For	Withhold		For	Withhold	
01 - Jerome R. Balka, Esq.*	☐	☐	02 - A.J. Fanelli*	☐	☐	*Nominees for three-year term expiring in 2019
03 - Dennis Pollack*	☐	☐	04 - Bruce E. Miller**	☐	☐	**Nominee for two-year term expiring in 2018

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 5 8 6 3 2 2 +

028LJA

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 16, 2016. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 16, 2016
11:00 a.m., Eastern time
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2016 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. held of record by the undersigned on December 18, 2015 at the Annual Meeting of Shareholders to be held at the main office of Prudential Savings Bank, located at 1834 West Oregon Avenue, Philadelphia, Pennsylvania on Tuesday, February 16, 2016, at 11:00 a.m., Eastern time, or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR ADOPTION OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 16, 2016 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to provide your voting instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 11, 2016

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director, "FOR" the adoption of the non-binding resolution and "FOR" the ratification of S.R. Snodgrass, P.C.

1. Election of directors.

Nominee	For	Withhold	Nominee	For	Withhold	
01 - Jerome R. Balka, Esq.*	☐	☐	02 - A.J. Fanelli*	☐	☐	*Nominees for three-year term expiring in 2019
03 - Dennis Pollack*	☐	☐	04 - Bruce E. Miller**	☐	☐	**Nominee for two-year term expiring in 2018

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 5 8 6 3 2 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

028LLA

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 16, 2016. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE ESOP VOTING INSTRUCTION CARD — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 16, 2016
11:00 a.m., Eastern time

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2016 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the trustees of the ESOP to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. allocated as described below at the Annual Meeting of Shareholders to be held at the main office of Prudential Savings Bank, located at 1834 West Oregon Avenue, Philadelphia, Pennsylvania on Tuesday, February 16, 2016, at 11:00 a.m., Eastern time, or at any adjournment thereof.

This card constitutes your voting instructions for any shares held in the Prudential Savings Bank ESOP and the undersigned hereby authorizes the trustees to vote the shares allocated to the undersigned's account as provided herein. Shares held in the ESOP allocated to participants' accounts will generally not be voted unless the voting instruction card is returned or instructions are received by telephone or via the Internet. With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp, Inc.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR ADOPTION OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. YOU MAY REVOKE THESE INSTRUCTIONS AT ANY TIME PRIOR TO THE TIME THE SHARES ARE VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 16, 2016 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction card.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

C123456789

ENDORSEMENT_LINE______________ SACKPACK_____________

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 16, 2016

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director, "FOR" the adoption of the non-binding resolution and "FOR" the ratification of S.R. Snodgrass, P.C.

+

1. Election of directors.

	For	Withhold		For	Withhold	
01 - Jerome R. Balka, Esq.*	☐	☐	02 - A.J. Fanelli*	☐	☐	*Nominees for three-year term expiring in 2019
03 - Dennis Pollack*	☐	☐	04 - Bruce E. Miller**	☐	☐	**Nominee for two-year term expiring in 2018

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 5 8 6 3 2 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

028LIB

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 16, 2016. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 16, 2016
11:00 a.m., Eastern time
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2016 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. held of record by the undersigned on December 18, 2015 at the Annual Meeting of Shareholders to be held at the main office of Prudential Savings Bank, located at 1834 West Oregon Avenue, Philadelphia, Pennsylvania on Tuesday, February 16, 2016, at 11:00 a.m., Eastern time, or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR ADOPTION OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 16, 2016 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

C123456789

000004

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to provide your voting instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 11, 2016

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director, "FOR" the adoption of the non-binding resolution and "FOR" the ratification of S.R. Snodgrass, P.C.

1. Election of directors.

Nominee	For	Withhold	Nominee	For	Withhold	
01 - Jerome R. Balka, Esq.*	☐	☐	02 - A.J. Fanelli*	☐	☐	*Nominees for three-year term expiring in 2019
03 - Dennis Pollack*	☐	☐	04 - Bruce E. Miller**	☐	☐	**Nominee for two-year term expiring in 2018

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 5 8 6 3 2 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

028LKA

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 16, 2016. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE 401(k) VOTING INSTRUCTION CARD — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 16, 2016
11:00 a.m., Eastern time

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2016 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the trustees of the 401(k) Plan to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. allocated as described below at the Annual Meeting of Shareholders to be held at the main office of Prudential Savings Bank, located at 1834 West Oregon Avenue, Philadelphia, Pennsylvania on Tuesday, February 16, 2016, at 11:00 a.m., Eastern time, or at any adjournment thereof.

This card constitutes your voting instructions for any shares held in the Prudential Savings Bank 401(k) Plan and the undersigned hereby authorizes the trustees to vote the shares allocated to the undersigned's account as provided herein. Shares held in the 401(k) Plan allocated to participants' accounts will generally not be voted unless the voting instruction card is returned or instructions are received by telephone or via the Internet. With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp, Inc.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR ADOPTION OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. YOU MAY REVOKE THESE INSTRUCTIONS AT ANY TIME PRIOR TO THE TIME THE SHARES ARE VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 16, 2016 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction card.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.